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                               GUARANTY AGREEMENT




          THIS GUARANTY AGREEMENT, dated as of the 10th day of July, 2000, is executed by and between each of the following named parties whose addresses, telephone and telecopier numbers are set forth with their respective names:

              AFRICAP L.L.C. (a Delaware limited liability company)
              5847 San Felipe, Suite 850                          ("Guarantor")
              Houston, Texas 77057-3008
              Attention: Robert W. Scharar, President
              Telephone:       713/781-7193
              Telecopier:      713/268-6001
              E-Mail:          RSCHARAR@FCACORP.COM

              and

              COMPAGNIE BANCAIRE DE L'AFRIQLJE OCCIDENTALE        (the "Bank")
              Siege Social: Plas de L'lndependance
              Dakar, Senegal
              Telephone:
              Telecopier:
              Attention:       221/839 96 07
              E-MAIL:          221/623 22 20
                               Moussa Diop, Directeur general Adjoint

                                   WITNESSETH:

          WHEREAS, Fortesa International - Senegal, LDC ("Borrower"), and the Bank are entering into an agreement providing for a construction loan in the amount of US$1 million, more or less (the "Credit Agreement"); and

          WHEREAS, it is a condition precedent of the Credit Agreement that Guarantor shall execute and deliver to the Bank a satisfactory guaranty of the obligations of Borrower set forth in the Credit Agreement;

          NOW, THEREFORE, in consideration of the premises and of Ten Dollars and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledge, Guarantor and the Bank hereby agree as follows:

          Section 1. DEFINITIONS. The following terms shall have the following meanings:

                     "GUARANTIED OBLIGATIONS" means collectively all of the undertakings that are guaranteed by Guarantor and described in Section 2 hereof.

          Section 2. GUARANTY.

                  (a) Guarantor hereby irrevocably, absolutely, and unconditionally guarantees and agrees with the Bank that all sums payable by Borrower under the Note executed by Borrower (the "Note") will be promptly paid in full when due in accordance with the provisions thereof, subject to the limitation provisions of Section 2(d), below.

                  (b) If Borrower shall for any reason fail to pay any Guaranteed Obligation when due, Guarantor will, within 15 days of receipt of notice of the payment default, either:

                      (i) cause such Guaranteed Obligation to be promptly and fully paid, or

                      (ii) make said payments to the Bank which may from time to time be required of Borrower within fifteen (15) business days of receipt of notice.

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                              GUARANTY AGREEMENT

                  (c) Regardless of whether the Bank is (at any time) precluded or stayed from enforcing or exercising any of its rights or remedies under the Credit Agreement or any related instrument or document (collectively, the "Operative Documents") against Guarantor, such rights and remedies may be enforced directly against Guarantor, as a primary obligation of Guarantor, without the joinder of, demand on or the faking of any other action against Borrower or any other person. Regardless of whether Borrower or any person Is precluded or stayed from (or otherwise fails to) pay or perform any of the Guaranteed Obligations (upon demand by the Bank), Guarantor shall pay or perform (or cause to be paid or performed) such Guaranteed Obligations. Without limiting the foregoing provisions, if enforcement of the rights or remedies of the Bank under the Operative Documents is dependent upon delivering notices or taking any other actions (such as delivering a demand), then the Bank may deliver such notices to and take such other action with or against Guarantor (in lieu of Borrower) for all purposes under this Agreement and the Operative Documents. Nothing herein requires the Bank to first exercise or exhaust remedies against Borrower or any other person before exercising remedies against Guarantor pursuant to this Agreement.

                  (d) The Guaranty of Guarantor, and the obligations of Guarantor hereunder, are expressly limited to the sum of US$500,000 so that the maximum aggregate payments of Guarantor hereunder shall not exceed US$500,000. Upon payment of US$500,000, Guarantor Is relieved of any further obligation under this Agreement.

         Section 3. SUCCESSORS AND ASSIGNS. Guarantoes rights or obligations hereunder may NOT be assigned or delegated. This Guaranty shall apply to and inure to the benefit of the Bank and its successors and assigns.

         Section 4. REPRESENTATIONS AND WARRANTIES. Guarantor hereby represents and warrants as follows:

                  (a) The recitals at the beginning of this Guaranty are true and correct in all respects.

                  (b) This Guaranty is a legal, valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors' rights and by general equitable principles.

                  (c) There is no action, suit or proceeding pending or, to the knowledge of Guarantor, threatened against or otherwise affecting Guarantor before any court, arbitrator or governmental department, commission, board, bureau, agency or instrumentality which may materially and adversely affect Guarantor's financial condition or Guarantor's ability to perform Guarantor's obligations hereunder.

         Section 5. NATURE OF GUARANTY. This Agreement is (a) irrevocable, unconditional and absolute; (b) a guaranty of payment, and not of collection; and (c) in no way conditioned or contingent upon any attempt to collect from or enforce performance or compliance by Borrower, or upon any other event, contingency or circumstance whatsoever. This Agreement and the Guaranteed Obligations shall be binding upon and against Guarantor without regard to the validity or enforceability of any of the Operative Documents, or any provision thereof, and Guarantor hereby waives any defense relating to the enforceability of such documents or any provision contained therein.

        Section 6. GUARANTOR'S OBLIGATIONS UNCONDITIONAL. The covenants, agreements and duties of Guarantor set forth in this Agreement shall not be subject to any counterclaim, setoff, deduction, diminution, abatement, stay, recoupment, suspension, deferment, reduction or defense (other than full and strict compliance or performance by Guarantor with Guarantor's obligations hereunder) based upon any claim that Guarantor, or any other person, may have against the Bank or any other

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                              GUARANTY AGREEMENT

person, and shall remain In full force and effect without regard to, and shall not be released, discharged or In any way affected by, any circumstance or condition whatsoever (whether or not GUARANTOR OR THE BANK SHALL HAVE KNOWLEDGE OR NOTICE THEREOF OR SHALL HAVE ASSENTED THERETO AND notwithstanding the fact that no rights were reserved against Guarantor in connection therewith).

         Section 7. NO SUBROGATION. AS LONG AS THE CONSTRUCTION LOAN REMAINS UNPAID IN FULL, GUARANTOR HEREBY WAIVES ANY AND ALL RIGHTS OF SUBROGATION, INDEMNITY, CONTRIBUTION OR REIMBURSEMENT. ANY BENEFIT OF, OR RIGHT TO ENFORCE ANY REMEDY THAT THE BANK NOW HAS OR MAY HEREAFTER HAVE AGAINST BORROWER IN RESPECT OF THE GUARANTEED OBLIGATIONS, OR ANY PROPERTY, NOW OR HEREAFTER HELD BY BORROWER AS SECURITY FOR THE GUARANTEED OBLIGATIONS AND ANY AND ALL SIMILAR RIGHTS GUARANTOR MAY HAVE AGAINST THE COMPANY UNDER APPLICABLE LAW OR OTHERWISE. If, notwithstanding the foregoing, any amount shall be paid to Guarantor on account of any such subrogation, indemnification, contribution or reimbursement rights at any time, such amount shall be held in trust for the benefit of the Bank and shall forthwith be paid to the Bank to be credited and applied against the Guaranteed Obligations, whether matured, unmatured, absolute or contingent, as the Bank may see fit In its discretion.

         Section 8. NON-EXCLUSIVE REMEDIES. No right or remedy of the Bank under any Operative Document shall be exclusive of any other right, power or remedy, but shall be cumulative and In addition to any other right, power or remedy there under or now or hereafter existing by law or In equity and the exercise by the Bank of any one or more of such rights, powers or remedies shall not preclude the simultaneous or further exercise of any or all of such other rights, powers or remedies. Any failure to insist upon the strict performance of any provision hereof or to exercise any option, right, power or remedy contained herein shall not constitute a waiver or relinquishment thereof for the future. Receipt by the Bank of any amount payable under any Operative Document with knowledge of a default or event of default shall not constitute a waiver of such default or event of default, and no waiver by the Bank or any provision of the Operative Documents shall be deemed to be made unless made in writing. The Bank shall be entitled to injunctive relief in case of the violation or attempted or threatened violation of any of the provisions of the Operative Documents by any other party hereto, a decree compelling performance or any of the provisions hereof, or any other remedy allowed by Law or in equity.

         Section 9. SEVERABILITY. If any provision of this Agreement or the application thereof to any person or circumstance shall be invalid or unenforceable, then the remaining provisions or the application of such provision to persons or circumstances other than those as to which It Is Invalid or unenforceable, shall continue to be valid and enforceable. The provisions of this Section 9 shall not be construed to limit the rights of the Bank to exercise remedies as a consequence of an event of default arising under any Operative Document.

         Section 10. GOVERNING LAW AND SUBMISSION TO JURISDICTION.

         (a) THIS AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE REPUBLIC OF SENEGAL

         (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO ANY OPERATIVE DOCUMENT, OR ANY CONVEYANCING DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE REPUBLIC OF SENEGAL AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, GUARANTOR HEREBY ACCEPTS FOR GUARANTOR AND IN RESPECT OF GUARANTOR'S PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. GUARANTOR SUBMITS TO THE JURISDICTION OF THE REPUBLIC OF SENEGAL FOR PURPOSES OF THIS AGREEMENT. THIS SUBMISSION TO JURISDICTION IS NONEXCLUSIVE AND DOES NOT PRECLUDE THE BANK FROM OBTAINING JURISDICTION OVER GUARANTOR IN ANY COURT OTHERWISE HAVING JURISDICTION.

         Section 11. ENTIRE AGREEMENT. The parties hereto acknowledge and agree that this guaranty and the operative documents represent all of the agreements and understandings relating to the transactions contemplated by such documents as between the bank, on the one hand, and guarantor and its affiliates on the other hand, and the parties hereto acknowledge and agree that

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                              GUARANTY AGREEMENT

all prior written and oral agreements or understandings between or among such persons are hereby SUPERSEDED IN THEIR ENTIRETY.

            Section 12. INTERDRETATION AND RELIANCE. No presumption will apply in favor of any party hereto in the interpretation of the Operative Documents or in the resolution of any ambiguity of any provision hereof or thereof. Guarantor acknowledges that it has not relied upon any statements, representations or warranties of the Bank in entering into this guaranty.

            Section 13. Time. TIME IS OF THE ESSENCE IN THIS AGREEMENT, AND THE TERMS HEREIN SHALL BE SO CONSTRUED.

            Section 14. NO ORAL CHANGE. No amendment of any provision of this guaranty shall be effective unless it is in writing and signed by guarantor and the bank, and no waiver of any provision of this guaranty, and no consent to any departure by guarantor there from, shall be effective unless it is in writing and signed by the bank, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

            Section 15. HEADINGS AND REFERENCES. The headings used herein are for purposes of convenience only and shall not be used In construing the provisions hereof, the words "this Guaranty," "this instrument," "herein", "hereof," "herebV' and words of similar import refer to this Guaranty as a whole and not to any particular subdivision unless expressly so limited. The word "o?' is not exclusive. Pronouns in masculine, feminine and neuter genders shall be construed to Include any other gender, and words In the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires.

            Section 16. TERM. The term of this Guaranty shall be the earlier of the full payment of the Guaranteed Obligations or Twelve (12) months from the date hereof; provided, however, that in the event that the Maturity Date of the Guaranteed Obligation is extended by the Bank, the term of this Agreement shall be deemed automatically extended for a term which shall expire six (6) months after the Maturity bate of the Guarantied Obligation.

            Section 18. NOTICES. Any notice or communication required or permitted hereunder shall be given in writing, sent by (a) personal delivery,
(b) expedited delivery service with proof of delivery, (c) registered or certified United States mail, postage prepaid, or (d) telegram or telex, addressed to the appropriate party at the address set forth in the opening paragraph of this Agreement or to such other address or to the attention of such other individual as hereafter shall be designated in writing by the applicable party sent in accordance herewith. Any such notice or communication shall be deemed to have been given either at the time of personal delivery or, in the case of delivery service or mail, as of the date of first attempted delivery at the address and in the manner provided herein, or in the case of telegram or telex, upon receipt.

            IN WITNESS WHEREOF, Guarantor has executed and delivered this Guaranty as of the date first above written.

AFRICAP L.L.C.                        COMPAGNIE BANCAIRE de L'AFRIQUE
                                                      Moussa Diop
       Robert W. Scharar                              Directeur general Adjoint
       President & Manager

Executed in Duplicate OriginaL 1 of 2
  _BARBARA  V.
            MOREHOUSE
            MY COMMISSION EXPIRES

            April
            12, 2003
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